SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: OCTOBER 20, 2000
                        (Date of earliest event reported)




                                  SURREY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             TEXAS                      001-23407               74-2138564
---------------------------------     -------------        ---------------------
 (State or other jurisdiction of       Commission            (I.R.S. Employer
 incorporation or organization)         File No.            Identification No.)


         13110 TRAILS END ROAD
              LEANDER, TX                                           78641
------------------------------------------                    ------------------
 (Address of principal executive offices)                         (Zip Code)



                                 (512) 267-7172
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.       Other Events.

         Effective at the start of trading on October 20, 2000, Surrey, Inc. (the "Company") was delisted from The Nasdaq SmallCap Market. The Company cited the fact that it no longer complied with The Nasdaq Stock Market's continued listing requirements. A copy of the press release, dated October 20, 2000, is attached as an exhibit to this filing on Form 8-K.

Item 7 (c).   Exhibits.

10 Press Release: Surrey Announces Delisting from The Nasdaq SmallCap Market dated October 20, 2000


                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: October 20, 2000                Surrey, Inc.
                                       ------------
                                       Registrant


                                       By:   /s/ Mark van der Hagen
                                          --------------------------------------
                                             Mark van der Hagen
                                             Chief Financial Officer


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